Fidelity Advisor Strategic Opportunities Fund
Client Services Callout Script

Introduction

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND. I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE TWO IMPORTANT PROPOSALS THAT AFFECT THE FUND AND
YOUR INVESTMENT IN IT.   I AM CALLING TO ENCOURAGE YOU TO VOTE YOUR
PROXY IF YOU HAVE NOT YET DONE SO.

HAVE YOU RECEIVED THE FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND PROXY MATERIAL? THE PACKAGE WAS MAILED ON OR ABOUT APRIL 19, 1999. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.

Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?

Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting June 16, 1999. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/her time. (End call.)

I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JUNE 16, 1999. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?

If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JUNE 16, 1999. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 1-888-451-8683. IF YOU WOULD LIKE TO VOTE BY PHONE, PLEASE CALL 1-800-848-3155.

If YES: DO YOU HAVE ANY QUESTIONS?

If YES: Only answer questions using the proxy material and then encourage the shareholder to vote. (See attached list of approved Q&A). (DO NOT GUESS).

If NO or after answering all questions:

 TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JUNE 16, 1999, PLEASE VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 1-888-451-8683. IF YOU WOULD LIKE TO VOTE BY PHONE, PLEASE CALL 1-800-848-3155. THANK YOU FOR YOUR TIME. (End call.)

FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND

LOG SHEET

 Date__________________

 Fidelity Advisor Rep_____________

Address Correction

Social Security No. (record from database; do not ask shareholder)________________

Shareholder
Name_______________________________________________________

Street Address
_________________________________________________________

City_________________________State_____________Zip
Code_________________

Materials to Be Sent

Proxy Card Only ________

Full Proxy Kit  __________

Comments

Notable Shareholder
Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________

Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________

IMPORTANT INFORMATION TO
HELP YOU UNDERSTAND THE
PROPOSALS THAT YOU
ARE BEING ASKED TO VOTE ON.

PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING ANY OF THE PROPOSALS, PLEASE CALL 1-800-522-7297 IF YOU PURCHASED YOUR SHARES THROUGH A FINANCIAL INTERMEDIARY OR A FINANCIAL INSTITUTION, OR 1-800-544-8888 IF YOU PURCHASED YOUR SHARES DIRECTLY FROM FIDELITY. WE APPRECIATE YOU PLACING YOUR TRUST IN THE FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.

Q. WHY IS THE FUND PROPOSING TO ELIMINATE CERTAIN OF ITS FUNDAMENTAL INVESTMENT POLICIES? (PROPOSAL 1(A))

A. Although the fund's current fundamental investment policies do not specify a particular investment style or market capitalization, the fund's holdings have tended to be value stocks with significantly smaller market capitalizations than the broad market. If approved, the proposal will allow the fund to be defined more clearly in the future as a value fund that focuses on medium-sized companies. The Trustees intend to change the fund's name to "Fidelity Advisor Value Strategies Fund" if the proposal is approved to better reflect the fund's investment style. The fund's investment objective of capital appreciation will not change.

Q. WHY IS THE FUND PROPOSING TO AMEND ITS MANAGEMENT CONTRACT TO
ELIMINATE THE PERFORMANCE ADJUSTMENT TO THE FUND'S MANAGEMENT FEE?
(PROPOSAL 1(B))

A. If proposal 1(a) is approved, FMR intends to focus the fund's investments on value stocks. FMR also intends to focus the fund's investments on securities of medium-sized companies. The Standard & Poor's 500 Index (S&P 500) - the index used to calculate the fund's performance adjustment under the present contract - is a broad measure of the performance of the overall U.S. stock market and includes both "growth" stocks and "value" stocks. The S&P 500 also has a significantly higher average market capitalization than the fund. If proposal 1(a) is approved , the S&P 500 no longer will be an appropriate benchmark for the fund. FMR considered whether to recommend changing the performance adjustment index from the S&P 500 to a more narrowly-based index, but determined instead to recommend eliminating the performance adjustment due to the difficulties of calculating performance adjustments for multiple class funds, such as the fund.

Q. IF THE AMENDED MANAGEMENT CONTRACT IS APPROVED, WHEN WILL THE
PERFORMANCE ADJUSTMENT BE ELIMINATED AND WHAT IMPACT WILL ELIMINATING THE PERFORMANCE ADJUSTMENT HAVE ON THE FUND'S MANAGEMENT FEE?
(PROPOSAL 1(B))

A. If the proposal is approved, FMR will continue to calculate the performance adjustment on the fund for an 18 month "phase-out" period. During this period, FMR will not receive any positive performance adjustments but instead will receive the lower of the basic management fee or the basic management fee less any negative performance adjustments. Thus, during this phase-out period, the performance adjustment can decrease, but not increase, the management fee owed by the fund. During this phase-out period, FMR will continue to use the S&P 500 for performance fee calculations. The future impact of eliminating the performance adjustment will depend on many different factors and may represent an increase or a decrease from the fund's aggregate management fee under the present contract.

Q. WHAT HAPPENS IF ONLY ONE OF THE TWO PROPOSALS IN THE PROXY
STATEMENT IS APPROVED?

A. Proposals 1(a) and 1(b) are contingent upon each other. Neither proposal will be implemented unless both proposals are approved.

Q.    HAS THE FUND'S BOARD OF TRUSTEES APPROVED BOTH PROPOSALS?

A. The Board of Trustees of the fund has unanimously approved both proposals and recommends that you vote to approve them.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is April 19, 1999.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please do not hesitate to call 1-800-522-7297 if you purchased your shares through a financial intermediary or a financial institution, or 1-800-544-8888 if you purchased your shares directly from Fidelity.

Q. HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND

Script for Leaving a Message on an Answering Machine

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND. I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE TWO IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.

As an owner of the Fidelity Advisor Strategic Opportunities Fund, you should have received proxy materials in the mail. At your earliest convenience, please sign, date and mail the proxy card in the return envelope provided to you. If you have any questions about the proposals or did not receive any proxy material, please call me at 1-800-522-7297. Thank you for your time.

Fidelity Advisor Strategic Opportunities Fund

D.F. King Telephone Voting Script

Introduction

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND. I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE TWO IMPORTANT PROPOSALS THAT AFFECT THE FUND AND
YOUR INVESTMENT IN IT.   I AM CALLING TO ENCOURAGE YOU TO VOTE YOUR
PROXY IF YOU HAVE NOT YET DONE SO.

HAVE YOU RECEIVED THE FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND PROXY MATERIAL? THE PACKAGE WAS MAILED ON OR ABOUT APRIL 19, 1999. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.

Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?

(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)

Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting June 16, 1999. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/her time. (End call.)

I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JUNE 16, 1999. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?

If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JUNE 16, 1999. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 1-888-451-8683.

If YES: DO YOU HAVE ANY QUESTIONS?

If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

If YES: Conference in Fidelity at 1-800-522-7297, introduce the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

If NO: Politely refer them to Fidelity at 1-800-522-7297. Thank the shareholder for his/her time. (End call.)

If shareholder sounds hostile:

 Thank the shareholder for his/her time. (End call.)

 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-522-7297.
 THANK YOU FOR YOUR TIME. (End call.)

If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

 If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommends a vote in favor of the proposals.

 Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

    TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL
WILL BE RECORDED. THIS IS TO ENSURE THE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 WOULD YOU LIKE TO VOTE BY TELEPHONE?

  If NO: Politely refer him/her to Fidelity at 1-800- 522-7297. (End call)

OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-522-7297. THANK YOU FOR YOUR TIME. (End call.)

  If YES: Confirm the shareholder's identity by  having  him/her repeat their full name, address and  the last 4 digits of his/her
social security number.   Record the shareholder's vote on the
proposal(s).

COULD YOU PLEASE REPEAT YOUR FULL NAME AND ADDRESS? COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)

 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)

 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)


AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 NOW I WILL READ YOU THE TWO PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR," "AGAINST," OR "ABSTAIN."
FIDELITY ADVISOR I TRUST
                             FIDELITY ADVISOR STRATEGIC
                             OPPORTUNITIES FUND (A,B,I,T,
                             INITIAL)

1) TO ELIMINATE CERTAIN      X
FUNDAMENTAL INVESTMENT
POLICIES OF THE FUND.

2) TO APPROVE AN AMENDED     X
MANAGEMENT CONTRACT FOR THE
FUND.

 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF
YOUR VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End
call.)

DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR JUNE 16, 1999. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX THE FRONT AND BACK OF YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND
LOG SHEET

 Date__________________

 DF King Rep_________________

Address Correction
Social Security No. (record from database; do not ask shareholder)________________

Shareholder
Name_______________________________________________________
Street Address
_________________________________________________________
City_________________________State_____________Zip
Code_________________

Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________

Comments

Notable Shareholder

Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________

Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________

Was Shareholder Transferred to Fidelity Representative?
Yes_______No________

IMPORTANT INFORMATION TO
HELP YOU UNDERSTAND THE
PROPOSALS THAT YOU
ARE BEING ASKED TO VOTE ON.

PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING ANY OF THE PROPOSALS, PLEASE CALL 1-800-522-7297 IF YOU PURCHASED YOUR SHARES THROUGH A FINANCIAL INTERMEDIARY OR A FINANCIAL INSTITUTION, OR 1-800-544-8888 IF YOU PURCHASED YOUR SHARES DIRECTLY FROM FIDELITY. WE APPRECIATE YOU PLACING YOUR TRUST IN THE FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.

Q. WHY IS THE FUND PROPOSING TO ELIMINATE CERTAIN OF ITS FUNDAMENTAL INVESTMENT POLICIES? (PROPOSAL 1(A))

A. Although the fund's current fundamental investment policies do not specify a particular investment style or market capitalization, the fund's holdings have tended to be value stocks with significantly smaller market capitalizations than the broad market. If approved, the proposal will allow the fund to be defined more clearly in the future as a value fund that focuses on medium-sized companies. The Trustees intend to change the fund's name to "Fidelity Advisor Value Strategies Fund" if the proposal is approved to better reflect the fund's investment style. The fund's investment objective of capital appreciation will not change.

Q. WHY IS THE FUND PROPOSING TO AMEND ITS MANAGEMENT CONTRACT TO
ELIMINATE THE PERFORMANCE ADJUSTMENT TO THE FUND'S MANAGEMENT FEE?
(PROPOSAL 1(B))

A. If proposal 1(a) is approved, FMR intends to focus the fund's investments on value stocks. FMR also intends to focus the fund's investments on securities of medium-sized companies. The Standard & Poor's 500 Index (S&P 500) - the index used to calculate the fund's performance adjustment under the present contract - is a broad measure of the performance of the overall U.S. stock market and includes both "growth" stocks and "value" stocks. The S&P 500 also has a significantly higher average market capitalization than the fund. If proposal 1(a) is approved , the S&P 500 no longer will be an appropriate benchmark for the fund. FMR considered whether to recommend changing the performance adjustment index from the S&P 500 to a more narrowly-based index, but determined instead to recommend eliminating the performance adjustment due to the difficulties of calculating performance adjustments for multiple class funds, such as the fund.

Q. IF THE AMENDED MANAGEMENT CONTRACT IS APPROVED, WHEN WILL THE
PERFORMANCE ADJUSTMENT BE ELIMINATED AND WHAT IMPACT WILL ELIMINATING THE PERFORMANCE ADJUSTMENT HAVE ON THE FUND'S MANAGEMENT FEE?
(PROPOSAL 1(B))

A. If the proposal is approved, FMR will continue to calculate the performance adjustment on the fund for an 18 month "phase-out" period. During this period, FMR will not receive any positive performance adjustments but instead will receive the lower of the basic management fee or the basic management fee less any negative performance adjustments. Thus, during this phase-out period, the performance adjustment can decrease, but not increase, the management fee owed by the fund. During this phase-out period, FMR will continue to use the S&P 500 for performance fee calculations. The future impact of eliminating the performance adjustment will depend on many different factors and may represent an increase or a decrease from the fund's aggregate management fee under the present contract.

Q. WHAT HAPPENS IF ONLY ONE OF THE TWO PROPOSALS IN THE PROXY
STATEMENT IS APPROVED?

A. Proposals 1(a) and 1(b) are contingent upon each other. Neither proposal will be implemented unless both proposals are approved.

R.    HAS THE FUND'S BOARD OF TRUSTEES APPROVED BOTH PROPOSALS?

A. The Board of Trustees of the fund has unanimously approved both proposals and recommends that you vote to approve them.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is April 19, 1999.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please do not hesitate to call 1-800-522-7297 if you purchased your shares through a financial intermediary or a financial institution, or 1-800-544-8888 if you purchased your shares directly from Fidelity.

Q. HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND
Script for Leaving a Message on an Answering Machine

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND. I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE TWO IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.

As an owner of the Fidelity Advisor Strategic Opportunities Fund, you should have received proxy materials in the mail. At your earliest convenience, please sign, date and mail the proxy card in the return envelope provided to you. If you have any questions about the proposals or did not receive any proxy material, please call me at 1-800-848-3155. Thank you for your time.